EXHIBIT 77H

Columbia Funds Series Trust I -
Annual N-SAR report for the period ending 5/31/11

Columbia High Yield Opportunity Fund
Columbia International Bond Fund
Columbia Strategic Income Fund
(the "Funds")

N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.


COLUMBIA HIGH YIELD OPPORTUNITY FUND Z

As of May 31st 2012

--------------------------------------  ---------------------------------------
Name of Person                          Ownership % of Series
--------------------------------------  ---------------------------------------
Merrill Lynch Pierce Fenner & 		31.70%
Smith
--------------------------------------  ---------------------------------------




As of November 30th 2011
--------------------------------------   --------------------------------------
Name of Person                           Ownership % of Series
--------------------------------------   --------------------------------------

--------------------------------------   --------------------------------------




Changes in Control Persons
-------------------------  ---------------------   ----------------------------
                                                   Date/Description of
                                                   Transaction(s) Became a, or
Name of Person             Ownership % of Series   Ceased to be, Control Person
-------------------------  ----------------------  ----------------------------

-------------------------  ----------------------  ----------------------------



N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.


COLUMBIA INTERNATIONAL BOND FUND Z

As of May 31st 2012

--------------------------------------  ---------------------------------------
Name of Person                          Ownership % of Series
--------------------------------------  ---------------------------------------
RVS Income Builder Basic Income Fund 	26.06%
--------------------------------------  ---------------------------------------




As of November 30th 2011
--------------------------------------   --------------------------------------
Name of Person                           Ownership % of Series
--------------------------------------   --------------------------------------

--------------------------------------   --------------------------------------




Changes in Control Persons
-------------------------  ---------------------   ----------------------------
                                                   Date/Description of
                                                   Transaction(s) Became a, or
Name of Person             Ownership % of Series   Ceased to be, Control Person
-------------------------  ----------------------  ----------------------------

-------------------------  ----------------------  ----------------------------


N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.


COLUMBIA STRATEGIC INCOME FUND Z

As of May 31st 2012

--------------------------------------  ---------------------------------------
Name of Person                          Ownership % of Series
--------------------------------------  ---------------------------------------
Merrill Lynch Pierce Fenner & 		26.53%
Smith
--------------------------------------  ---------------------------------------




As of November 30th 2011
--------------------------------------   --------------------------------------
Name of Person                           Ownership % of Series
--------------------------------------   --------------------------------------

--------------------------------------   --------------------------------------




Changes in Control Persons
-------------------------  ---------------------   ----------------------------
                                                   Date/Description of
                                                   Transaction(s) Became a, or
Name of Person             Ownership % of Series   Ceased to be, Control Person
-------------------------  ----------------------  ----------------------------

-------------------------  ----------------------  ----------------------------